© Health Catalyst. Confidential and Proprietary. Note: This summary contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for Q2 and FY 2025. See press release dated May 7, 2025, furnished as Exhibit 99.1 on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2025 (the “Earnings Release”), for additional information about our forward-looking statements. (1) Growth percentages reference Year-over-Year performance. (2) See "Non-GAAP Financial Measures--Adjusted EBITDA" in the Earnings Release. (3) See 10-K filed on February 26, 2025, for a description of the definition of Platform Clients for 2025 and future years. (4) We have not provided forward-looking guidance for net loss, the most directly comparable GAAP measure, to Adjusted EBITDA, and therefore have not reconciled guidance for Adjusted EBITDA to net loss, because there are items that may impact net loss, including stock-based compensation, that are not within our control or cannot be reasonably forecasted. (5) See 10-K filed on February 26, 2025, for a description of the calculation of Dollar-Based Retention (Tech + TEMS). (6) High-level estimated business unit adjusted EBITDA margin analysis. Estimated business unit contribution profit for Technology and Professional Services based on allocating adjusted gross margin and operating expenses by business unit. Adjusted gross margin segmented by Technology and Professional Services. Operating expenses allocated between Technology and Professional Services based on type of operating expense: Research & Development (R&D) expenses allocated to Technology business unit; Sales & Marketing expenses allocated between Technology and Professional Services by percentage of adjusted gross profit; General & Administrative expenses allocated between Technology and Professional Services by percentage of total cost of revenue (excluding depreciation and amortization) and R&D. Health Catalyst Q1 2025 Financial Highlights, 2025 Guidance & Key Themes(1) • Total Revenue of $79.4M (+6%), exceeding Q1 2025 guidance of ~$79M; Tech Revenue of $51.5M (+10%) • Net Loss of $23.7M; no guidance was previously provided • Adj. EBITDA(2) of $6.3M (+86%, 8% Margin), above Q1 2025 guidance of ~$4M • 10 net new Platform Clients(3) added at ~$500K aggregated average total ARR + non-recurring revenue Q1 2025 Results Q2 & FY 2025 Guidance and Forward-Looking Commentary • Q2 2025 Total Revenue: ~$80.5M (+6%) • Q2 2025 Adj. EBITDA(4): ~$8M (10% Margin) • 2025 Tech BU with ‘Rule of 30’ profile – no change • 2025 Dollar-Based Retention (Tech + TEMS)(5): ~103% – no change • 2025 net new Platform Clients(3): ~40 (+90%), with average ARR + non-recurring revenue range expected to be $300k to $700k – no change • We anticipate being approximately halfway to the ~40 net new Platform Client(3) target by the end of Q2 Key Themes and Recent Wins • Sales Environment Is Dynamic: Health system operating margins remain relatively stable, supported by recent Kaufman Hall data and direct client feedback; encouraged by continued pipeline growth and remain confident in Ignite’s relative durability in a dynamic environment. We are actively tracking developments related to Medicaid, research funding and tariffs; staying closely engaged with clients to assess potential impacts and ensure we remain well-positioned across a range of scenarios. • Recent Wins Underscore Ignite’s Momentum: New Ignite client wins—including a Midwest Health Information Exchange, Canopy Cancer Collective, and a major patient engagement opportunity—highlight the strength of Ignite plus our application portfolio. • Confidence in Profitability Progress in Multiple End Market Scenarios: We remain confident in our ability to drive profitability, even amid a dynamic macroeconomic environment. We are on track to deliver ~$41M in Adj. EBITDA in 2025 and believe there are several points of additional operating leverage in 2026. We also expect meaningful improvement in stock-based compensation as a percentage of revenue, reducing to mid-to-high single digits by 2026—two years ahead of our prior target. • 2025 Total Revenue: ~$335M (+9%) – no change • 2025 Tech BU Revenue: ~$220M (+13%) – no change • 2025 Adj. EBITDA(4): ~$41M (+57%, 12% Margin) – no change • 2025 Tech BU Adj. EBITDA(6): ~$40M (+60%, 18% Margin) – no change